Exhibit 10.2

OFFER TO PURCHASE

To: Williams-Sonoma, Inc., Mr. Howard Lester - Chairman C/o Mr. Ron Freswick, Aviation Department Manager	May 8, 2008

Via email:  Rfreswick@WSGC.com

Reference:  Global Express Aircraft Serial Number 9120 (herein referred to as “Aircraft”)

Aero Toy Store, LLC (Purchaser) hereby offers to purchase (1) Global Express aircraft S/N 9120 for the sum of Forty Six Million Eight Hundred Thousand ($46,800,000.00) USD subject to the following conditions:

1.	A definitive purchase agreement satisfactory to both parties to be executed within (3) business days;

2.	Aircraft to be delivered with title free and clear with no liens or encumbrances;

3.          Aircraft to be delivered in airworthy condition with all airworthy systems functioning normally and no damage history;

4.	Aircraft to have all applicable AD’s and mandatory SB’s current and complied with;

5.	Complete consecutive logs to be delivered with the aircraft;

6.          A satisfactory inspection and review of the Aircraft and it’s records at Buyer’s facility at (KFXE) Fort Lauderdale, Florida to commence on Saturday, May 10th and to include a boroscope of the engines;

7.          Purchaser has deposited Three Million ($3,000,000.00 ) USD with Insured Aircraft Title Services, Inc. (the “Escrow Agent”); confirmation of which has been provided on May 1, 2008. Upon completion of the Aircraft Inspection, Purchaser shall sign a Technical Acceptance making the Deposit non-refundable;

8.          Closing to be on or before Thursday May 15th, 2008;

9.          Complete funding of this transaction along with the filing of all pertinent documentation will be facilitated by Insured Aircraft Title Services, Oklahoma City, Oklahoma as Escrow Agent;

With Best Regards: AERO TOY STORE, LLC	Accepted: WILLIAMS-SONOMA, INC.

/s/ Richard Laggan	/s/ Howard Lester
By: Richard Laggan Title: Vice President and CFO Date: May 8, 2008	By: Howard Lester Title: Chairman & CEO, Williams-Sonoma, Inc. Date: May 13, 2008

WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

THAT WILLIAMS-SONOMA, INC. (“Seller”), is the lawful owner of the full legal and beneficial title to the following tangible personal property:

that certain Bombardier Global Express jet aircraft, bearing Manufacturer’s Serial Number 9120 and US FAA Registration Number N887WS, together with two (2) Rolls Royce, Model BR700-A2-20 engines bearing Manufacturer’s Serial Numbers 12353 and 12354, and all spare parts described in the list attached hereto as “Attachment A”, loose equipment, galley furnishings (excluding crystal, china and flatware), appurtenances, appliances, instruments, components, accessions, furnishings and other equipment attached thereto or incorporated therein, or that is in Seller’s possession and/or control (collectively, the “Aircraft”); and

all airframe, engine, and accessory logbooks, manuals, and maintenance records relating to the Aircraft that are in Seller’s possession and/or control, together with a current and valid U.S. Standard Certificate of Airworthiness (collectively, the “Aircraft Documents”).

THAT, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Seller does, as of the date set forth below, grant, convey, transfer, deliver and set over all of Seller’s right, title and interest in and to the Aircraft and the Aircraft Documents, unto AERO TOY STORE, LLC (“Purchaser”), and unto Purchaser’s successors and assigns.

THAT, Seller hereby represents that there is hereby conveyed to Purchaser on the date hereof, all legal and equitable title to the Aircraft and the Aircraft Documents, free and clear of any and all liens, claims and/or encumbrances, and Seller will warrant and defend such title against the claims and demands of all third parties.

DISCLAIMER AND LIMITATION OF LIABILITY.    PURCHASER ACKNOWLEDGES THAT THE AIRCRAFT IS BEING SOLD AND DELIVERED TO PURCHASER IN “AS-IS, WHERE-IS, AND WITH ALL FAULTS” CONDITION, AND THAT ALL DELIVERY CONDITIONS SPECIFIED IN THAT CERTAIN OFFER TO PURCHASE BY AND BETWEEN PURCHASER AND SELLER, DATED AS OF THE 13TH DAY OF MAY, 2008 (THE “AGREEMENT”) SHALL EXPIRE AND BE OF NO FURTHER FORCE OR EFFECT UPON DELIVERY TO PURCHASER OF THIS WARRANTY BILL OF SALE. EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT AND/OR IN THIS WARRANTY BILL OF SALE, SELLER DOES NOT MAKE, GIVE, OR EXTEND, AND PURCHASER HEREBY DISCLAIMS AND RENOUNCES, ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER, EXPRESS OR IMPLIED, WHETHER ARISING IN LAW, IN EQUITY, IN CONTRACT, OR IN TORT, AND INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, AIRWORTHINESS, DESIGN, CONDITION, OR FITNESS FOR A PARTICULAR USE, PURCHASER HEREBY CONFIRMING THAT IT IS NOT RELYING UPON ANY OTHER REPRESENTATION, STATEMENT OR OTHER ASSERTION WITH RESPECT TO THE AIRCRAFT. IN NO EVENT MAY SELLER BE HELD LIABLE TO PURCHASER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND.

This Warranty Bill of Sale may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one instrument and may be executed by facsimile transmission by the parties.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered by its duly authorized signatory as of this 16th day of May, 2008.

WILLIAMS-SONOMA, INC.

By:	/s/ W. Howard Lester
Print:	W. Howard Lester
Title:	Chairman & CEO

Acknowledged and Agreed: AERO TOY STORE, LLC

By:	/s/ Richard Laggan
Print:	Richard Laggan
Title:	Vice President and CFO

WARRANTY BILL OF SALE

ATTACHMENT A

S/N 9120 Spares

QTY	PART #	DESCRIPTION

2	300-11384-00	Lumbar Control Box
2	310-11480-00	Seat Harness
2	320-11572-00	Seat Switch Panel
1	332-4002-001	Kit, Baker MH System
1	990-2006-304	Remote, Touchscreen
1	990-4168-200	MHT, Crew Rest
1	990-4168-200	MHT, Galley
1	990-6913-001	Reciever, MHR IR
2	HHDH-4-90IL	Door Hinge
5	MDC-9000-0027-29	Mounting Plate
6	N/A	Pasenger Briefing cards
1	PS-118-6	Sink, Fwd Lav
2	SAM-280-1	Latch
2	SAM-281-1	Latch
2	SAM-283-7	Latch

AIRCRAFT DELIVERY RECEIPT

AERO TOY STORE, LLC (“Purchaser”), hereby acknowledges irrevocable acceptance of the Aircraft and the Aircraft Documents described and referred to herein, from WILLIAMS-SONOMA, INC. (“Seller”), at 9:32 EDT o’clock am on the 16 day of May, 2008, at Fort Lauderdale, Florida.

“Aircraft” means that certain Bombardier Global Express Jet aircraft, bearing Manufacturer’s Serial Number 9120 and US FAA Registration Number N887WS, together with two (2) Rolls Royce, Model BR700-A2-20 engines bearing Manufacturer’s Serial Numbers 12353 and 12354, and all spare parts described in the list attached hereto as “Attachment A”, loose equipment, galley furnishings (excluding crystal, china and flatware), appurtenances, appliances, instruments, components, accessions, furnishings and other equipment attached thereto or incorporated therein, or that is in Seller’s possession and/or control, and all Aircraft Documents.

“Aircraft Documents” means all airframe, engine, and accessory logbooks, manuals, and maintenance records relating to the Aircraft that are in Seller’s possession and/or control, together with a current and valid U.S. Standard Certificate of Airworthiness.

TOTAL TIME OF AIRFRAME AT DELIVERY:	hours 1969.8

TOTAL TIME OF ENGINES AT DELIVERY:
Left Engine:	hours 1969.8
Right Engine:	hours 1969.8

TOTAL LANDINGS AT DELIVERY:	772	cycles 772 (engines)

Purchaser irrevocably acknowledges and agrees that the Aircraft has been delivered to Purchaser duly assembled and in good working order and condition. Purchaser further irrevocably acknowledges and agrees that, Seller has complied with each and every obligation of Seller with respect to the terms and conditions (including, but not limited to, the condition of the Aircraft as of date hereof) arising under that certain Offer to Purchase by and between Purchaser and Seller, dated as of the 13th day of May, 2008 (the “Agreement”).

DISCLAIMER AND LIMITATION OF LIABILITY.    PURCHASER ACKNOWLEDGES THAT THE AIRCRAFT IS BEING SOLD AND DELIVERED TO PURCHASER IN “AS-IS, WHERE-IS, AND WITH ALL FAULTS” CONDITION, AND THAT ALL DELIVERY CONDITIONS SPECIFIED IN THE AGREEMENT SHALL EXPIRE AND BE OF NO FURTHER FORCE OR EFFECT AS OF THE DELIVERY OF THE SELLER’S WARRANTY BILL OF SALE FOR THE AIRCRAFT TO PURCHASER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND/OR IN THE WARRANTY BILL OF SALE, SELLER DOES NOT MAKE, GIVE, OR EXTEND, AND PURCHASER HEREBY DISCLAIMS AND RENOUNCES, ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER, EXPRESS OR IMPLIED, WHETHER ARISING IN LAW, IN EQUITY, IN CONTRACT, OR IN TORT, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, AIRWORTHINESS, DESIGN, CONDITION, OR FITNESS FOR A PARTICULAR USE, PURCHASER HEREBY CONFIRMING THAT IT IS NOT RELYING UPON ANY OTHER REPRESENTATION, STATEMENT OR OTHER ASSERTION WITH RESPECT TO THE AIRCRAFT. IN NO EVENT MAY SELLER BE HELD LIABLE TO PURCHASER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND.

PURCHASER: AERO TOY STORE, LLC

By:	/s/ Richard Laggan
Print:	Richard Laggan
Title:	Vice President and CFO

Acknowledged and Agreed: WILLIAMS-SONOMA, INC.

By:	/s/ Jed R. Wolcott
Print:	Jed R. Wolcott
Title:	Attorney-in-Fact

WITNESSED:

STATE OF FLORIDA:

COUNTY OF BROWARD:

Sworn to and subscribed before me this 16th day of May, 2008.

/s/ Suzanne M. Grobbel
Notary Public

Aircraft Delivery Receipt

Attachment A

S/N 9120 Spares

QTY	PART #	DESCRIPTION

2	300-11384-00	Lumbar Control Box
2	310-11480-00	Seat Harness
2	320-11572-00	Seat Switch Panel
1	332-4002-001	Kit, Baker MH System
1	990-2006-304	Remote, Touchscreen
1	990-4168-200	MHT, Crew Rest
1	990-4168-200	MHT, Galley
1	990-6913-001	Reciever, MHR IR
2	HHDH-4-90IL	Door Hinge
5	MDC-9000-0027-29	Mounting Plate
6	N/A	Pasenger Briefing cards
1	PS-118-6	Sink, Fwd Lav
2	SAM-280-1	Latch
2	SAM-281-1	Latch
2	SAM-283-7	Latch